WABASH NATIONAL

OUR INNOVATION MOVES THE WORLD™

Annual Stockholders Meeting

May 13, 2010

Safe Harbor Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

2009 Review – 1st Half

Global Economic Challenges

- 2009 began with depressed economic conditions
- Following financial market meltdown,
  - Employer and consumer confidence plummeted
  - Limited access to credit for business purposes
- High raw material and component costs carryover
- Residential housing markets in distress

The Impact

- Depressed freight demand
- Under-utilization of truck and trailer fleets
- Historically low demand for new trailer equipment
- Customer reluctance and/or inability to finance new equipment purchases
- Highly aggressive competitive pricing

2009 Review – 2nd half

Broad Economic Challenges Eased

- U.S. economy began to stabilize
- Consumer confidence began to improve as job losses slowed
- High raw material and component costs declined through the period
- Residential housing markets began to stabilize
- Improving year-over-year comps helped bolster confidence in economic improvement

The Impact

- Increasing freight demand in the second half 2009
- Fleet utilizations improve
- Following purchase delays, trailer and trailer products see building demand
- Pricing remained highly competitive but stabilizing

2009 Review

- **Cost Actions implemented during ’08/’09**
  - Headcount adjustments exceeding 70% of hourly workforce
  - Headcount reductions of 250 salary positions (down 40% since 2006)
  - Base salary compensation cuts across the board from 10% - 17%
  - Benefit cuts – suspension of 401K and NQP matching contributions
  - Suspension of tuition reimbursement program
  - Extensive reduction and limitation of discretionary spending
  - Suspension of stock dividend distributions
- **Facility Optimization Actions implemented during ’08/’09**
  - Completed Lafayette Transformation Initiative
  - Initiated consolidation of Transcraft manufacturing facilities

Cumulative impact of actions projected to exceed $35 million
Over 50% of costs savings are permanent, and not expected to return; yielding increased operating leverage over the long-term

Key Elements of the Strategic Plan

Mission:

Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies; Improve profitability via operational excellence; Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions

Objectives:	Goals:
Increase Diversification	Reduce Cyclicality
Improve Operational Excellence	Improve Profitability
Capture Additional Growth Opportunities	Drive Higher Growth

Strategic Pyramid → Executable Initiatives



Value Creation
Operational Excellence
People
Customer Focus
Innovation
Corporate Growth

Operational Excellence

1. Optimize Manufacturing Costs
2. Accelerate Strategic Sourcing Initiative
3. Optimize Inventory Mgmt.
4. Create Purchasing Consortium

People

5. Enhance Succession Planning Process
6. Expand Leadership Development Initiatives
7. Improve Bench Strength
8. Expand Associate Development Initiatives

Customer Focus

9. Expand Customer Base
10. Leverage the WNC Brand.
11. Optimize and Grow Sales Channels

Innovation

12. Develop & Launch Next Gen Dry Van
13. Develop & Launch Next Gen Reefer
14. Develop & Launch Fuel Savings Option Packages

Corporate Growth

15. Develop New Non-core Business Opportunities
16. Develop Global Joint Ventures/ Alliances
17. Make Strategic Acquisitions

Key Strategic Initiatives

Pursue Operational Excellence

- Manufacturing Enhancements
- Purchasing Consortium

Manufacturing Enhancements

Lafayette Transformation:

- Initiative combining lean product standardization, material flow advancements and lean manufacturing methods has resulted in significant improvements:
- Standardized multiple dry van design platforms to a single platform, reducing part design variability by >50%
- Consolidated six dry lines to three highly flexible, more efficient and higher velocity production lines, while maintaining production capacity of 60k+
- Consolidated all material warehousing to one location, providing for greatly improved levels of material flow, and eliminating 153 fork truck miles per shift
- Established mixed model scheduling capability to dramatically improve manufacturing responsiveness and working capital management

Transcraft Consolidation:

- Closed and sold Anna, Illinois manufacturing facility
- Moved production of Transcraft flatbed trailers to Cadiz, KY operations
- Cadiz facility is now fully operational and production will continue to ramp-up during 2Q'10

Projected $5.8M total savings annually

Purchasing Consortium

Established to identify and increase efficiencies and economies of scale in the procurement of raw materials, component parts and services to the economic benefit of its Members

- Achieve incremental cost reduction not available through individual efforts
- Each Member associated with the transportation industry
- Costs and benefits are appropriately apportioned between the Members
- Quarterly spend data uploads into Technology Insights Spend Portal
  - Allows spend data to be analyzed in a variety of ways
  - Will be the basis to develop and drive Member Savings Reporting Tools



Wabash National
Utilimaster
VT Specialized
Kentucky Trailer

2009 combined Associate Member spend ~ $170M

Key Strategic Initiatives

Pursue Operational Excellence	• Manufacturing Enhancements • Purchasing Consortium
Increase Diversification	• DuraPlate® Products Group

DuraPlate® Products Group

Year 1 (2008)	Year 2 (2009)	Year 3 (2010)
• Assessed market opportunities • Identified sales leads • Made prospective customer visits	• Developed prototypes • Customers began testing products • Signed commitments to begin production	• Beginning to see demand build • Portable storage containers highest on record during 1Q'10 • Improvements in truck body panel and AeroSkirt orders

DuraPlate Composite Sidewall Panels

- High density polyethylene (HDPE) core bonded between two sheets of high-strength steel
- Lower cost of ownership:
  - Longer life
  - Lower maintenance cost
  - Increased durability
  - Enhanced trade in values


Pre-coated galvanized steel skin
Foamed HDPE Core
Galvanized steel skin

DuraPlate Products Group

- Become a leader and global provider of composite products
- Secure a leadership position through developing a comprehensive product offering and IP portfolio
- Partner with customers where we add value by providing a solution

<u>Value Proposition</u> - a durable, structural solution – replacing traditional construction methods/materials and providing significant ROI

Key Strategic Initiatives

Pursue Operational Excellence	• Manufacturing Enhancements • Purchasing Consortium
Increase Diversification	• DuraPlate® Products Group
Drive Innovation	• Industry Leading Technology

Industry Leading Innovations

Innovation	Launch Date
TrustLock Plus® Door Lock *Proprietary single-lock closing mechanism*	2009
DuraPlate® AeroSkirt ™ & Support *Proven 5.6% fuel efficiency improvement*	2009
Bonding Technologies *Sidewalls and Logistics*	2009
New DuraPlate® HD Dry Van *Increased damage resilience with enhanced floor rating*	2009
DuraPlate® Arched Roof *Enhanced damage resistance and reduced maintenance/downtime*	2009
Tire Hauler *Proprietary solution for revolutionary cost-effective transport of 13' tires*	2009





25 Years of Industry Leading Innovation

Focused on Optimizing Customer Performance

Key Strategic Initiatives

Pursue Operational Excellence	• Manufacturing Enhancements • Purchasing Consortium
Increase Diversification	• DuraPlate® Products Group
Drive Innovation	• Industry Leading Technology
Address Liquidity	• Recapitalization

Recapitalization

WABASH NATIONAL

Engaging a Strong Financial Partner

- Trailer Investments, LLC, purchased $35M of redeemable preferred stock in three separate and newly-issued series with annual dividend rates averaging 16%
- Dividends payments may be accrued for the first two years to the extent cash flow does not permit payment
- Dividend rates increase if the preferred shares have not been redeemed after five years;
- Trailer Investments, LLC, received a nominal-value, immediately-exercisable warrant for common shares representing 44.2% of the total outstanding common shares of the Company
- Common share stake can increase to as much as 49.99%, contingent upon certain future conditions
- Trailer Investments, LLC, receives four BOD seats (of 10, total)

Amended Revolving Credit Facility

- Three year term and total commitment of $100M, subject to a borrowing base;
- Cures / removes all existing defaults;
- Provides $5M of additional liquidity through the lowering of certain loan availability reserves
- Moves pricing to current market rates;
- Subject to amendment fee of 75 basis points.

OUR INNOVATION MOVES THE WORLD™

2010 Outlook

Improving Demand Environment

Economic Overview

Broader Economy Showing Signs of Stabilization

- Key Economic Indicators Trending Up
  - GDP grew 3.2% during 1Q'10
  - ISM Manufacturing index improved to 60.4 – Highest level since July 2004
  - US Factory orders rose 1.3% in March
  - Sales agreements for existing homes rose 5.3% to 102.9
  - New home starts in March increased to 626K units

Maintain Stance of Cautious Optimism

- Overall economy appears to now be in recovery
- Signs continue that our industry is now off the bottom of the cycle and recovering
- Backlog has improved significantly over 4Q'09 level to $295M, and growing
- However, until visibility strengthens further, we will continue to manage the business in a way that is not predicated on a broad economic rebound

Historical Trailer Cycles



Industry Trailer Net Orders 1991 - Present
40,000
30,000
20,000
10,000
0
Early '90s Cycle
58 mo.
Late '90s Cycle
67 mo.
Recent Cycle
89 mo. ?
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Units at Cycle Lows:
2/91: 7,555
12/95: 4,468
7/01: 6,472
12/08: 2,682

- Previous two cycles lasted 58 and 67 months. Current cycle reached the lowest point to date in Dec.'08, at month 89
- Historical cycle lengths, as well as volumes at cycle lows, suggest trailer volumes may have already reached bottom last December

Confident about demand recovery in 2010

Industry Outlook


U.S. Truck & Total Trailer
Industry Shipments
Units
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E
Class 8 Truck
Total Trailers

Source: ACT Research

Strengthening Industry Outlook

WABASH NATIONAL

Total Trailer Shipments	2010	2011	2012	2013	2014	2015
ACT	106,775	170,450	221,950	242,800	225,150	234,200
FTR	99,741	143,912	210,265	225,000	227,250	N/A

Dry Van Shipments	2010	2011	2012	2013	2014	2015
ACT	48,900	90,000	125,000	145,000	130,000	135,000
% Change	63.3%	84.0%	38.9%	16.0%	-10.3%	3.8%

Source: ACT Research and FTR Associates

- Fleets seeing more favorable trends in truck tonnage and loadings
- A reduction in capacity and improved pricing power by fleets expected to drive trailer orders
- Demand in 2010 is expected to outpace 2009 levels; With 2H'10 stronger than 1H'10
- Given strong relationships with major fleets WNC is well-positioned to capitalize on the expected increase in demand for Dry Vans during the next four years
  - Recent orders from Swift (3,100 DuraPlate) and Prime (4,000 ArticLite Refers)
- Total trailer backlogs for the industry have grown to 4.9 months
- Trailer cancellations were third lowest level on record at 1.4% in 1Q'10

Backlog and 2010 Expectations

Backlog Continues to Expand

- As of 3/31/2010 WNC backlog was $295M
  - Represents a 115% improvement over $137M in 4Q'09
- Current backlog is largest since 2Q'08

2010 Expectations

- Improved economic indicators and industry projections positively impacting internal expectations
  - >5,000 units now expected to be shipped in 2Q'10
  - 18,000 – 22,000 units now expected for fiscal 2010
- Outlook improvement and backlog growth require an increase in hourly staffing levels
  - Hired 190 temporary-status associates in 1Q'10
  - In process of hiring an additional 300 in 2Q'10
  - Overall, anticipate more than 500 total temporary-status associates by end of 1H'10

EBITDA Breakeven

- Now expect to achieve breakeven EBITDA during 2Q'10
- Previous expectation was breakeven EBITDA in 3Q'10

Core Strengths Today & Tomorrow

Well positioned for the future to deliver sustainable profitability over the long-term…

- **Flight to quality:** Strong value proposition and unmatched suite of products with #1 position in North American trailer market
- **Strong customer relationships:** Long-standing customer relationships with large carriers supported by superb brand recognition
- **Operational excellence:** Implementing cost control and efficiency improvements while right-sizing the business to match current demand
- **Strengthened financial position:** Three-year revolving credit facility with capacity up to $100M; and $35M preferred share sale completed
- **Innovation leader:** Best-in-class technology (e.g., DuraPlate® , TrustLock Plus®)
- **Strong leadership:** Seasoned management team with noteworthy bench strength
- **Compelling strategic plan:** Transform WNC into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth

WABASH NATIONAL®

OUR INNOVATION MOVES THE WORLD™

Annual Stockholders Meeting

May 13, 2010